SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FRANKLIN GLOBAL ALLOCATION FUND

(FORMERLY, FRANKLIN TEMPLETON GLOBAL ALLOCATION FUND) A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

     This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin Global Allocation Fund (formerly, Franklin Templeton Global Allocation Fund) (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement, available online at: http://www.franklintempleton.com/GlobalAllocationInfo.

     The Information Statement describes a recent restructuring of the Fund’s investment management team. The restructuring did not change the roles or responsibilities of any of the Fund’s individual portfolio managers. However, effective April 1, 2014, the Fund’s lead portfolio managers transferred to Franklin Alternative Strategies Advisers, LLC (“FASA”) from Franklin Advisers, Inc. (“FAV”), and FASA accordingly replaced FAV as principal investment manager to the Fund. As such, FASA is now responsible for monitoring the Fund’s tactical asset allocation, and re-balancing the Fund’s portfolio to maintain the baseline allocation to various asset classes and investment strategies. FASA also has the ultimate responsibility, subject to the oversight by the Trust’s Board of Trustees (the “Board”), to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement. FAV, under the new structure, continues to manage or co-manage the investment and reinvestment of portions of the Fund’s portfolio allocated to the Templeton Global Bond, Franklin U.S. Growth Equity and Franklin Templeton Global Low Duration Bond strategies.

     The Fund is structured as a multi-manager fund. Under an exemptive order from the U.S. Securities and Exchange Commission, FASA is permitted to appoint and replace subadvisers from within Franklin Templeton Investments (“affiliated subadvisers”) and enter into, amend and terminate subadvisory agreements with affiliated subadvisers without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees. On February 26, 2014, the Board, on behalf of the Fund, approved the replacement of FAV with FASA as principal investment manager to the Fund and a new subadvisory agreement between FASA and FAV, effective April 1, 2014.

     A more detailed description of FAV and its investment operations, information about the new subadvisory agreement with FAV, and the reasons the Board appointed FAV as a subadviser, is included in the Information Statement.

     This Notice of Internet Availability of the Information Statement is being mailed beginning on or about June 30, 2014, to shareholders of record of the Fund as of June 17, 2014. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301. The Information Statement will be available online until at least October 31, 2014.

     A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/342-5236. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

099 SHLTR 06/14

FRANKLIN GLOBAL ALLOCATION FUND

(FORMERLY, FRANKLIN TEMPLETON GLOBAL ALLOCATION FUND) A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

One Franklin Parkway
San Mateo, California 94403-1906

INFORMATION STATEMENT

     This Information Statement describes a recent restructuring of the investment management team of Franklin Global Allocation Fund (formerly, Franklin Templeton Global Allocation Fund) (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”). The restructuring did not change the role or responsibilities of any of the Fund’s individual portfolio managers or the fees paid by Fund shareholders. However, effective April 1, 2014, the Fund’s lead portfolio managers transferred to Franklin Alternative Strategies Advisers, LLC (“FASA”) from Franklin Advisers, Inc. (“FAV”), and FASA accordingly replaced FAV as principal investment manager to the Fund. As such, FASA is now responsible for monitoring the Fund’s tactical asset allocation and re-balancing the Fund’s portfolio to maintain the baseline allocation to various asset classes and investment strategies. FASA also has the ultimate responsibility, subject to the oversight by the Trust’s Board of Trustees (the “Board” or the “Trustees”), to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement. FAV, under the new structure, continues to manage or co-manage the investment and reinvestment of portions of the Fund’s portfolio allocated to the Templeton Global Bond, Franklin U.S. Growth Equity and Franklin Templeton Global Low Duration Bond strategies. The Fund is structured as a multi-manager fund. Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), FASA is permitted to appoint and replace subadvisers from within Franklin Templeton Investments and enter into, amend and terminate subadvisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

     On February 26, 2014, the Board, on behalf of the Fund, approved the replacement of FAV with FASA as principal investment manager to the Fund and a new subadvisory agreement between FASA and FAV, effective April 1, 2014.

     This Information Statement is being made available via the internet beginning on or about June 30, 2014, to all shareholders of record of the Fund as of June 17, 2014 (the “Record Date”). The Information Statement will be available online at: http://www.franklintempleton.com/GlobalAllocationInfo until at least October 31, 2014. A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/342-5236. The Fund’s investment managers are paying all costs associated with preparing and making this Information Statement available to the Fund’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF FAV AS SUBADVISER TO THE FUND

Why am I receiving this Information Statement?

     This Information Statement is being furnished by the Board to inform shareholders of recent changes in the investment management of the Fund. The Board has approved (1) the transfer of the investment management agreement between FAV and FTIT, on behalf of the Fund, to FASA effective April 1, 2014; (2) the assignment and assumption agreement between FAV and FASA; and (3) a new subadvisory agreement (the “New Subadvisory Agreement”) between FASA and FAV. This Information Statement provides details regarding FAV, the New Subadvisory Agreement and the reasons the Board appointed FAV as a subadviser.

What is the Manager of Managers Structure?

     The Fund is structured as a multi-manager fund with the principal investment manager having overall responsibility for monitoring the Fund’s overall investment performance, managing the Fund’s allocation to commodities, managing the Fund’s tactical asset allocation, and re-balancing the Fund’s portfolio to maintain the baseline allocation to various asset classes and investment strategies. The principal investment manager determines allocations of separate portions of the Fund’s core equity and fixed income portfolio, and sub-contracts with various investment managers within Franklin Templeton Investments (the “Affiliated Subadvisers”) to manage such separate portions. Each of the Affiliated Subadvisers is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. As part of the Fund’s multi-manager structure, the Trust has received the Manager of Managers Order.

     The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order. One condition is that the Fund, by providing this Information Statement, must inform shareholders of the hiring of any new Affiliated Subadviser within 90 days after the hiring. Although FAV previously served as the principal investment manager, under the terms of the Manager of Managers Order, the Fund is required to provide shareholders with certain information about FAV.

Why was FAV hired as a subadviser to the Fund?

     FAV, the previous principal investment manager to the Fund, transferred (the “Transfer”) to FASA all of its key investment advisory and support personnel that comprised Franklin Templeton Solutions (formerly known as the Franklin Global Tactical Allocation Group) within FAV. FASA, an investment manager registered with the SEC and headquartered in Boston, Massachusetts, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“FRI”).

     The Transfer was intended to consolidate in FASA the personnel within Franklin Templeton Investments that provide certain, specialized investment advisory services, such as the tactical allocation strategies used by Franklin Templeton Solutions. Therefore, FASA replaced FAV as the Fund’s principal investment manager. As part of the Transfer, Samer Habl and Todd Saunders, the portfolio managers for the Fund, as well as the rest of Franklin Templeton Solutions, were transferred from FAV to FASA.

     While the Transfer related to the services of Messrs. Habl and Saunders, the Transfer did not impact the other services provided by FAV to the Fund. Specifically, FAV also directly manages the Templeton Global Bond portion and the Franklin U.S. Growth Equity portion, and Kent Burns of FAV is one of the portfolio managers for the Franklin Templeton Global Low Duration Bond portion, of the Fund’s core portfolio. FAV continues to determine what securities and other investments will be purchased, retained or sold by these portions, and continues to places all purchase and sale orders with respect to these portions. As portfolio managers for such portions remain with FAV, FASA was required to enter into the New Subadvisory Agreement with FAV in order to retain such portfolio managers’ services.

Has the appointment of FASA as principal investment manager and FAV as a subadviser increased the Fund’s fees and expenses?

     No. FASA assumed the same investment management agreement from FAV, and is paid an identical investment management fee. The addition of FAV as a subadviser to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by FASA to the Fund’s Affiliated Subadvisers are deducted from the fees paid by the Fund to FASA. The addition of FAV as a subadviser to the Fund has not changed the manner in which the Fund seeks to achieve its investment goal or in the level of services that are provided to the Fund.

INFORMATION ABOUT FAV

     FAV, a SEC-registered investment adviser located at One Franklin Parkway, San Mateo, California 94403-1906, was organized as a California corporation in October 1985. FAV manages, as of May 31, 2014, approximately $472.4 billion in assets, and has been in the investment management business since January 1986. FAV is a wholly-owned subsidiary of FRI. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906. The principal shareholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.3% and 17.1%, respectively, of its outstanding shares as of May 30, 2014. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership.

     The names and principal occupations of the principal executive officers of FAV, as of the Record Date, are set forth below. The business address of each person is One Franklin Parkway, San Mateo, California 94403-1906:

Name	Title
Rupert H. Johnson, Jr.	Director
Edward B. Jamieson	President, Chief Investment Officer and Director
Christopher J. Molumphy	Director and Executive Vice President
Craig S. Tyle	Chief Legal Officer
Madison S. Gulley	Executive Vice President
Kenneth A. Lewis	Chief Financial Officer
John M. Lusk	Director and Vice President
Breda M. Beckerle	Chief Compliance Officer
Mark L. Constant	Treasurer
Maria Gray	Secretary
William Y. Yun	Executive Vice President
Norman R. Frisbie	Executive Vice President
Michael J. Hasenstab	Executive Vice President
Edward D. Perks	Executive Vice President

     Rupert H. Johnson, Jr. is Chairman of the Board, a Trustee and an officer of the Trust and a director of FAV. Edward B. Jamieson is an officer of the Trust and an officer and director of FAV. Craig S. Tyle is an officer of the Trust and FAV.

     Exhibit A lists other U.S. registered investment companies that FAV manages or subadvises with investment objectives and strategies similar to the portions of the Fund it manages. Exhibit A also sets forth information about these U.S. registered investment companies, the investment management or subadvisory fees received by FAV, the net assets of each investment company, and whether FAV has waived, reduced, or otherwise agreed to reduce its compensation under its applicable investment advisory or subadvisory contract.

MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENT WITH FAV

Below is a summary of the material terms of the New Subadvisory Agreement with FAV.

The terms are substantially similar to the terms of other subadvisory agreements FASA has with the other Affiliated Subadvisers for the Fund. This summary is qualified in its entirety by reference to the New Subadvisory Agreement, a copy of which is attached as Exhibit B.

     Services. Subject to the overall policies, direction and review of the Board and to the instructions and supervision of FASA, FAV provides certain investment advisory services for a portion of the Fund as agreed upon from time to time by FASA and FAV, including management or co-management of the investment and reinvestment of that portion of the Fund’s portfolio allocated for investment pursuant to the Templeton Global Bond, Franklin U.S. Growth Equity and Franklin Templeton Global Low Duration Bond strategies (each, a “Subadvised Portion”). FAV determines what securities and other investments will be purchased, retained or sold by the Subadvised Portion, and places all purchase and sale orders with respect to the Subadvised Portion.

     Management Fees. Under the New Subadvisory Agreement, FASA pays FAV, out of the investment management fee paid to FASA by the Fund, a fee as compensation for all services, (i) with respect to the Franklin U.S. Growth Equity strategy, equal to an annual rate of 0.39% of the value of the net assets of the Subadvised Portion allocated to such strategy, (ii) with respect to the Templeton Global Bond strategy, equal to an annual rate of 0.41% of the value of the net assets of the Subadvised Portion allocated to such strategy, and (iii) with respect to the Franklin Templeton Global Low Duration Bond strategy, equal to an annual rate of 0.025% of the value of the Fund’s total net assets allocated to such strategy.

     FASA and FAV share on a pro rata basis, along with any other Affiliated Subadvisers to the Fund, in any voluntary reduction or waiver by FASA of the investment management fee due FASA under the investment management agreement between the Fund and FASA.

     Payment of Expenses. During the term of the New Subadvisory Agreement, FAV will pay all expenses incurred by it in connection with the activities to be provided by FAV under the agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     Brokerage. In performing the services described above, FAV shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FAV may, to the extent authorized by law and in accordance with the terms of the Fund’s prospectus and statement of additional information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.

     Continuance. The New Subadvisory Agreement will remain in effect for two years after its effective date of April 1, 2014, unless earlier terminated. As provided therein, the New Subadvisory Agreement is thereafter renewable annually (i) by a vote of the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a vote of the majority of the Board who are not “interested persons” of any party to the New Subadvisory Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

     Termination. The New Subadvisory Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FASA and FAV, and by FASA or FAV upon sixty (60) days’ written notice to the other party.

     Standard of Care. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Subadvisory Agreement on the part of FAV, neither FAV nor any of its directors, officers, employees or affiliates are subject to liability to FASA or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, to the extent that FASA is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by FAV pursuant to authority delegated in the New Subadvisory Agreement, FAV shall indemnify and save FASA and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

What factors did the Board consider when approving the New Subadvisory Agreement?

     At the meeting of the Board in February, 2014 (the “February Meeting”), it was proposed that the Board approve the New Subadvisory Agreement, and the Board, including a majority of the independent Trustees of the Fund, approved the New Subadvisory Agreement. In approving the New Subadvisory Agreement, the Board, including the independent Trustees, determined that (i) the services to be provided under the New Subadvisory Agreement were reasonably worth the fees to be paid under the New Subadvisory Agreement, plus any benefits that may accrue to FAV; (ii) these fees and benefits remain within the range of what could have been negotiated at arms-length for these services; (iii) the terms of the New Subadvisory Agreement were fair and reasonable; and (iv) the hiring of FAV was in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which FASA or FAV derive an inappropriate advantage. The following sets forth some of the primary information and factors relevant to the Board’s decisions. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

     In making the foregoing approvals, the independent Trustees received assistance and advice from their independent counsel and considered various materials related to the New Subadvisory Agreement including (1) a copy of the proposed form of New Subadvisory Agreement; (2) the reasons for the investment manager’s recommendation of the New

Subadvisory Agreement; and (3) information indicating that there would be no change in the nature, quality or quantity of services currently provided to the Fund.

     The Board’s decision to approve the New Subadvisory Agreement took into account several factors, including, but not limited to the fact that the New Subadvisory Agreement would have no impact on the fees paid by shareholders of the Fund or on the profitability of FAV or FASA.

Conclusion

     After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the independent Trustees—with the assistance of independent counsel, approved the New Subadvisory Agreement, including the fees payable thereunder, with FAV for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager and Affiliated Subadvisers

     FASA currently serves as the Fund’s principal investment manager pursuant to the amended and restated investment management agreement, dated as of May 1, 2013, between the Trust, on behalf of the Fund, and FAV (the “Management Agreement”), which was assigned to and assumed by FASA pursuant to an assignment and assumption agreement effective as of April 1, 2014 by and between FAV and FASA (the “Assignment Agreement”). The Management Agreement assignment was approved by the Board, including the independent Trustees, on February 26, 2014. FASA’s principal offices are located at One International Place, 25th Floor, Boston, Massachusetts 02110. FASA manages, as of December 31, 2013, approximately $192 million in assets, and has been in the investment management business since 2005. FASA is a wholly-owned indirect subsidiary of FRI. Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT FAV.” The Trustees who are affiliated with FASA or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by FASA and its affiliates from the Fund.

     The Trust employs FASA to manage the investment and reinvestment of the Fund’s assets (“Assets”), to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board. Under the Management Agreement, FASA is responsible for: (i) the allocation and reallocation of the Assets for investment and reinvestment among itself and the various Affiliated Subadvisers to the Fund, as may be retained from time to time by FASA; (ii) providing ongoing monitoring of each Affiliated Subadviser and its Subadvised Portion; and (iii) managing the investment and reinvestment of that portion of the Assets (which amount may be $0), that are not otherwise allocated to and managed by an Affiliated Subadviser from time to time (the “Manager’s Portion”), all in accordance with the investment goals, policies and strategies of the Fund and any directions which the Board, with respect to Assets, may issue from time to time.

     The Fund pays FASA an investment management fee equal to the annual rate of 0.95% of the value of net assets up to and including $1 billion; 0.93% of the value of net assets over $1 billion up to and including $5 billion; 0.91% of the value of net assets over $5 billion up to and including $10 billion; 0.89% of the value of net assets over $10 billion up to and including $15 billion; 0.87% of the value of net assets over $15 billion up to and including $20 billion; and 0.85% of the value of net assets over $20 billion. For the fiscal year ended May 31, 2013, FAV agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. FASA has agreed to continue this waiver. FASA has, and prior to April 1, 2014, FAV had, contractually agreed to waive the investment management fee it receives from the Fund in an amount equal to the management fee it was paid by a Cayman Islands-based company that is wholly owned by the Fund (the “Subsidiary”). This waiver may not be terminated and will remain in effect for as long as FASA’s contract with the Subsidiary is in place. In addition, FASA has, and prior to April 1, 2014, FAV had, agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until September 30, 2014. The investment management fees, as a percentage of the Fund’s net assets, before and after such waiver for the fiscal year ended May 31, 2014 were 0.95% and 0.26%, respectively. For the fiscal year ended May 31, 2014, the aggregate amount of the investment management fees paid by the Fund to FASA, and prior to April 1, 2014, FAV, was $114,474 (after fee waivers). Investment management fees before waivers totaled $423,166.

     The Fund’s current Affiliated Subadvisers are FAV (providing investment advice with respect to the Franklin U.S. Growth Equity, Templeton Global Bond and Franklin Templeton Global Low Duration Bond strategies), Franklin Mutual Advisers, LLC (providing investment advice with respect to the Mutual Series Equity strategy), Franklin Templeton Institutional, LLC

(providing investment advice with respect to the Franklin Templeton Global Low Duration Bond and Franklin Non-U.S. Growth Equity strategies), Franklin Templeton Investment Management Limited (providing investment advice with respect to the Franklin Templeton Global Low Duration Bond strategy), Templeton Asset Management Ltd. (providing investment advice with respect to the Templeton Emerging Markets Equity strategy), and Templeton Global Advisors Limited (providing investment advice with respect to the Templeton Equity strategy).

     FASA compensates each Affiliated Subadviser for providing investment advice and analysis and for managing that portion of the Fund’s Assets allocated to it from time to time. FASA pays each of the Affiliated Subadvisers for their services from the investment management fees it receives from the Fund.

The Administrator

     The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly-owned subsidiary of FRI and an affiliate of FASA, the Affiliated Subadvisers and the Fund’s principal underwriter. FASA paid, and prior to April 1, 2014, FAV paid, FT Services $5,487, after waiving fees, for administrative services FT Services provided to the Fund for the fiscal year ended May 31, 2014. The fees paid by FASA, and, prior to April 1, 2014, FAV, to FT Services are deducted from the investment management fees paid by the Fund to FASA, and, prior to April 1, 2014, FAV. These services continue to be provided subsequent to the approval of the New Subadvisory Agreement.

The Underwriter

     The principal underwriter for the Trust is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Distributors does not receive compensation from the Fund for acting as underwriter of the Fund’s Advisor Class shares. In connection with the offering of the Fund’s Class A, C, and R shares, Distributors received $69,225 in total commissions and retained $13,865 for the fiscal year ended May 31, 2014. Distributors also received $7,586 in connection with the redemption or re-purchase of shares for the fiscal year ended May 31, 2014. For the fiscal year ended May 31, 2014, the Fund paid $43,916 under the Fund’s Class A 12b-1 plan, $58,104 under the Fund’s Class C 12b-1 plan, and $10,981 under the Fund’s Class R 12b-1 plan. These services continue to be provided subsequent to the approval of the New Subadvisory Agreement.

The Transfer Agent

     The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. For the year ended May 31, 2014, the Fund paid transfer agent fees of $21,901, of which $20,299 was retained by FTIS. These services continue to be provided subsequent to the approval of the New Subadvisory Agreement.

Other Matters

     The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN/342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030. A discussion of the basis for the Board’s approval of the renewal of the Management Agreement is available in the Fund’s annual report for the fiscal period ended May 31, 2013.

Principal Shareholders

     The outstanding shares and classes of the Fund as of June 17, 2014 are set forth in Exhibit C.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of June 17, 2014, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

     In addition, to the knowledge of the Trust’s management, as of June 17, 2014, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund. The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of each class of shares of the Fund.

Contacting the Board

     If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

EXHIBIT A

Comparable Funds Advised or Sub-Advised by FAV

(with respect to the Templeton Global Bond Strategy)

Investment
Management/
Subadvisory Fee
Waived,
Reduced or
	Net Assets of		Compensation
	Fund (in	Investment Management/ Subadvisory	Otherwise
Name of Comparable	millions) (as of	Fee (annually, as % of average daily	Reduced?
Fund	5/31/2014)	net assets)	(Yes/No)

Templeton Global Bond	$72,007.3	• 0.500% of the value of net assets up to	Yes
Fund*		and including $200 million;
• 0.450% of the value of net assets over
$200 million up to and including $1.3
billion;
• 0.400% of the value of net assets over
$1.3 billion up to and including $35
billion;
• 0.395% of the value of net assets over
$35 billion up to and including $50
billion;
• 0.390% of the value of net assets over
$50 billion up to and including $65
billion;
• 0.385% of the value of net assets over
$65 billion up to and including $80
billion; and
• 0.380% of the value of net assets over
$80 billion.

Templeton Global Bond	$3,519.0	• 0.625% of the value of its average daily	No
VIP Fund*		net assets up to and including $100
million;
• 0.500% of the value of its average daily
net assets over $100 million up to and
including $250 million;
• 0.450% of the value of its average daily
net assets over $250 million up to and
including $7.5 billion;
• 0.440% of the value of its average daily
net assets over $7.5 billion up to and
including $10 billion;
• 0.430% of the value of its average daily
net assets over $10 billion up to and
including $12.5 billion;
• 0.420% of the value of its average daily
net assets over $12.5 billion up to and

		including $15 billion; and
		• 0.400% of the value of its average daily
		net assets over $15 billion.

Templeton Global Income	$1,159.7	• 0.55% of the value of its average daily	No
Fund*		net assets up to and including $200
		million;
		• 0.50% of the value of its average daily
		net assets over $200 million, up to and
		including $1 billion;
		• 0.48% of the value of its average daily
		net assets over $1 billion, up to and
		including $5 billion;
		• 0.46% of the value of its average daily
		net assets over $5 billion, up to and
		including $10 billion;
		• 0.44% of the value of its average daily
		net assets over $10 billion, up to and
		including $15 billion;
		• 0.42% of the value of its average daily
		net assets over $15 billion, up to and
		including $20 billion; and
		• 0.40% of the value of its average daily
		net assets in excess of $20 billion.

AST Templeton Global	$641.4	• 0.40% of average daily net assets to	Yes
Bond Portfolio		$100 million;
		• 0.36% of average daily net assets over
		$100 million to $250 million;
		• 0.33% of average daily net assets over
		$250 million to $500 million; and
		• 0.30% of average daily net assets over
		$500 million

AZL FT Founding Strategy	$190.1	• 0.41% on the first $100 million,	No
Plus Fund—Templeton		• 0.39% on the next $150 million,
Global Bond Strategy		• 0.38% on the next $250 million,
		• 0.37% on the next $250 million, and
		• 0.36% thereafter.
		(the effective subadvisory fee rate is
		calculated by combining the following
		assets: (a) assets allocated to the
		Templeton Global Bond strategy; and (b)
		assets of Class 1 and Class 2 of the
		Templeton Global Bond Securities Fund,
		a series of Franklin Templeton Variable
		Insurance Products Trust, held of record
		by one or more separate accounts of
		Allianz Life Insurance Company of North
		America and Allianz Life Insurance
		Company of New York)

Great-West Templeton	$374.4	• 0.30% on the first $100 million;	No
Global Bond Fund		• 0.275% on the next $200 million; and
		• 0.25% on all amounts over $300
		million.

LVIP Global Income Fund	$466.6	Fee Schedule Not Publicly Available[1]	No
		(aggregate annual rate of 0.30% of the
		average daily net assets for the fiscal year
		ended December 31, 2013, as disclosed in
		the fund’s Statement of Additional
		Information)

Met/Templeton	$1,469.6	• 0.30% on all assets of the portfolio	No
International Bond
Portfolio

1 The fee schedule is not publicly available in reliance on the fund’s exemptive order granted by the SEC, which permits the sub-advisory fees to be disclosed only in the aggregate for multiple subadvisers in a manager-of-managers arrangement.

Valic Company I—Global	$189.9	• 0.40% on assets up to $500 million;	No
Strategy Fund		• 0.36% on assets over $500 million
		(fee based on the average daily net assets
		of the fund, which includes the fund’s
		assets managed by FAV and the Fund’s
		assets managed by an affiliate of FAV,
		Templeton Investment Counsel, LLC)

* FAV serves as the principal investment manager to this fund. Accordingly, its investment management fees may be larger than the subadvisory fees it receives from the other funds listed in this Exhibit A, which FAV sub-advises.

Comparable Funds Advised or Sub-Advised by FAV

(with respect to the Franklin U.S. Growth Equity Strategy)

Investment
Management/
Subadvisory Fee
	Net Assets of		Waived, Reduced
	Fund		or Compensation
Name of	(in millions)		Otherwise
Comparable	(as of	Investment Management/ Subadvisory Fee	Reduced?
Fund	5/31/2014)	(annually, as % of average daily net assets)	(Yes/No)

Franklin Flex Cap	$3,365.4	• 0.625% of the value of net assets up to and including	No
Growth Fund**		$100 million;
• 0.500% of the value of net assets over $100 million
and not over $250 million;
• 0.450% of the value of net assets over $250 million
and not over $7.5 billion;
• 0.440% of the value of net assets over $7.5 billion
and not over $10 billion;
• 0.430% of the value of net assets over $10 billion
and not over $12.5 billion;
• 0.420% of the value of net assets over $12.5 billion
and not over $15 billion; and
• 0.400% of the value of net assets in excess of $15
billion.

Franklin Flex Cap	$418.9	•1.000% of the value of its average daily net assets up	Yes
Growth VIP		to and including $100 million;
Fund**		• 0.900% of the value of its average daily net assets
over $100 million, up to and including $250 million;
• 0.850% of the value of its average daily net assets
over $250 million up to and including $10 billion;
• 0.800% of the value of its average daily net assets
over $10 billion up to and including $12.5 billion;
• 0.775% of the value of its average daily net assets
over $12.5 billion up to and including $15 billion; and
• 0.750% of the value of its average daily net assets
over $15 billion.

(Effective May 1, 2013, the fees listed above include
a 0.25% administrative fee as the fund’s investment
management agreement was bundled with its fund
administration agreement, including the fees of 0.25%
payable thereunder.)

** FAV serves as the principal investment manager to this fund.

Comparable Funds Advised or Sub-Advised by FAV (with respect to the Franklin Templeton Global Low Duration Bond Strategy)

None.

EXHIBIT B

SUBADVISORY AGREEMENT

FRANKLIN TEMPLETON INTERNATIONAL TRUST on behalf of

FRANKLIN TEMPLETON GLOBAL ALLOCATION FUND

     THIS SUBADVISORY AGREEMENT made as of April 1, 2014 by and between FRANKLIN ALTERNATIVE STRATEGIES ADVISERS, LLC, a Delaware limited liability company (hereinafter called “FASA”), and FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”).

     WHEREAS, FASA and FAV are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services as an independent contractor; and WHEREAS, FASA has been retained to render investment advisory services to Franklin Templeton Global Allocation Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and WHEREAS, FASA desires to retain FAV to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FAV is interested in furnishing said services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. FASA hereby retains FAV and FAV hereby accepts such engagement, to furnish certain investment advisory services with respect to certain assets of the Fund, as more fully set forth herein.

     (a) Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FASA, FAV will provide certain investment advisory services for a portion of the Fund as agreed upon from time to time by FASA and FAV, including management of the investment and reinvestment of that portion of the Fund’s portfolio allocated for investment pursuant to the Templeton global bond, the Franklin U.S. growth equity and Franklin Templeton low duration bond strategies (the “Sub-Advised Portion”). FAV will determine what securities and other investments will be purchased, retained or sold by the Sub-Advised Portion, and will place all purchase and sale orders with respect to the Sub-Advised Portion.

     (b) In performing these services, FAV shall adhere to the Fund’s investment goal(s), policies and restrictions as contained in the Fund’s current Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws, and to the investment guidelines most recently established by FASA (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

     (c) Unless otherwise instructed by FASA or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FASA or by the Board, FAV shall report daily all transactions effected by FAV on behalf of the Fund with respect to the Sub-Advised Portion to FASA and to other entities as reasonably directed by FASA or the Board.

     (d) FAV shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund with respect to the Sub-Advised Portion and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. FAV shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

     (e) In carrying out its duties hereunder, FAV shall comply with all reasonable instructions of the Fund, the Board or FASA in connection therewith.

     (f) FAV, at its expense, may select and contract with one or more subadvisers, registered under the Advisers Act, to perform some or all of the services for the Fund for which it is responsible under this Agreement. FAV will compensate any sub-subadviser for its services to the Fund. FAV will evaluate any subadvisers and will make recommendations to the Board about the hiring, termination and replacement of a subadviser. FAV also may terminate the services of any subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such subadviser unless and until a successor subadviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. FAV will continue to have responsibility for all advisory services furnished by any subadviser and will supervise each subadviser in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

     2. (a) FAV shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions with respect to the Sub-Advised Portion in accordance with the Fund’s policies with respect thereto and as set forth in the Fund's Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”), Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Sub-Advised Portion's portfolio transactions, FAV shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by FAV for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (b) In placing orders or directing the placement of orders for the execution of portfolio transactions, FAV shall select brokers and dealers for the execution of the Fund's transactions with respect to the Sub-Advised Portion. In selecting brokers or dealers to execute such orders and subject to any policies and procedures adopted by the Trust’s Board, FAV is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which may enhance FAV’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the 1934 Act that FAV may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if FAV determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or FAV’s overall responsibilities to FAV’s discretionary accounts.

3. (a) FAV shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FASA or the Fund in any way, or in any way be deemed an agent for FASA or the Fund.

     (b) It is understood that the services provided by FAV are not to be deemed exclusive. FASA acknowledges that FAV may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act (“Clients”), which may invest in the same type of securities as the Fund. FASA agrees that FAV may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

     4. FAV agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

     5. FAV will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FAV may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     6. (a) In payment for the investment sub-advisory services to be rendered by FAV hereunder, FASA shall pay a monthly fee in U.S. dollars to FAV calculated daily at the following annual rates:

(i) with respect to the Franklin U.S. Growth Equity strategy, 0.39% of the value of the net assets of the Sub-Advised Portion allocated to such strategy; (ii) with respect to the Templeton Global Bond Strategy, 0.41% of the value of the net assets of the Sub-Advised Portion allocated to such strategy; and (iii) with respect to the Franklin Templeton Low Duration Bond Strategy, 0.025%2 of value of the Fund’s total net assets allocated to such strategy.

For purposes of calculating such fee, the net asset value of the Sub-Advised Portion or of the Fund, as the case may be, shall be determined in the same manner that the Fund uses to compute its net asset value for purposes of pricing purchases and redemptions of its shares, all as set forth more fully in the Fund’s then current prospectus and statement of additional information.

     (b) FASA and FAV shall share on a pro rata basis, along with any other subadvisers to the Fund, in any voluntary reduction or waiver by FASA of the management fee due FASA under the Investment Management Agreement between FASA and the Fund.

     (c) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FAV, neither FAV nor any of its directors, officers, employees or affiliates shall be subject to liability to FASA or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

     (b) Notwithstanding paragraph 7(a), to the extent that FASA is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by FAV pursuant to authority delegated as described in Paragraph 1(a), FAV shall indemnify and save FASA and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

     (c) No provision of this Agreement shall be construed to protect any director or officer of FASA or FAV, from liability in violation of Sections 17(h) or (i) of the 1940 Act.

     8. During the term of this Agreement, FAV will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including

2 0.025% equals 10% of the 0.25% fee to be charged in the aggregate for all Fund assets allocated to the Franklin
Templeton Low Duration Bond Strategy.

brokerage commissions, if any) purchased for the Fund. responsible for all of their respective expenses and liabilities.

The Fund and FASA will be

     9. This Agreement shall be effective as of the date given above and shall continue in effect for two years. It is renewable annually thereafter so long as such continuance is specifically approved at least annually by (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     10. This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FASA and FAV, and by FASA or FAV upon sixty (60) days’ written notice to the other party.

     11. This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the Investment Management Agreement between FASA and the Fund.

     12. In compliance with the requirements of Rule 31a-3 under the 1940 Act, FAV hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FAV further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The terms “majority of the outstanding voting securities” of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

     15. This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

     16. FAV acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Amended and Restated Agreement and Declaration of Trust. FAV agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that FAV shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ALTERNATIVE STRATEGIES ADVISERS, LLC

By: /s/ William Y. Yun
William Y. Yun
Title: Chief Executive Officer

FRANKLIN ADVISERS, INC.

By: /s/ Edward B. Jamieson
Edward B. Jamieson
Title: President & Chief Investment Officer

EXHIBIT C

OUTSTANDING SHARES OF THE FRANKLIN GLOBAL ALLOCATION FUND

AS OF JUNE 17, 2014

Franklin Global Allocation Fund	Outstanding Shares
Class A Shares	2,088,177
Class C Shares	491,153
Class R Shares	202,492
Advisor Class Shares	1,091,759
Total	3,873,581

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Franklin Global Allocation Fund as of June 17, 2014

Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Class A Shares	Franklin Advisers, Inc.	833,374	39.91
	One Franklin Parkway
	San Mateo, CA 94403-1906

	Pershing LLC	364,668	17.46
	One Pershing Plaza
	Jersey City, NJ 07399-0001

	National Financial Services LLC	135,128	6.47
	499 Washington Boulevard
	Jersey City, NJ 07310-1995

Class C Shares	Pershing LLC	84,225	17.15
	One Pershing Plaza
	Jersey City, NJ 07399-0001

	LPL Financial	33,823	6.89
	P.O. Box 509046
	San Diego, CA 92150-9046

	Raymond James	28,967	5.90
	880 Carillon Parkway
	Saint Petersburg, FL 33716-1102

Class R Shares	Franklin Advisers, Inc.	200,000	98.77
	One Franklin Parkway
	San Mateo, CA 94403-1906

Advisor Class	Franklin Advisers, Inc.	1,030,154	94.36
Shares	One Franklin Parkway
	San Mateo, CA 94403-1906

			099 STMT 06/14

C-1